UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 17, 2017

SEGUIN NATURAL HAIR PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205822	46-4333787
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Anthem Village E. Dr., Henderson, NV

(Address of principal executive offices)

(702) 738-2051

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 27, 2017 the Company filed an 8K that said that it engaged Michael Gillespie & Associates, PLCC. Prior to any transfer of information to Michael Gillespie & Associates, PLCC or any review thereby the Company decided not to engage Michael Gillespie & Associates, PLLC and instead engaged Jimmy Thompson with Malone and Bailey, LLP on February 14, 2017 as its independent accountant to provide auditing services for going forward for the Company. Prior to such engagement, the Company had no consultations with Jimmy Thompson or anyone with Malone and Bailey, LLP. The decision to hire Jimmy Thompson was approved by the Company’s Board of Directors on February 14th, 2017.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2017

Seguin Natural Hair Products, Inc.

 /s/ Oivi Launonen

By: Oivi Launonen

Title: Chief Executive Officer